UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Blvd. Floor 18 Suite 164 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(346) 630-4724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Short-Term Note

On July 16, 2026, XCF Global, Inc. (the “Company”), entered into a Senior Secured 25% Original Issue Discount Promissory Note and Security Agreement (the “Note and Security Agreement”) with Hollywood Horizons, Inc. (the “Hollywood”) pursuant to which the Company entered into a $400,000 senior secured loan with a 25% original issue discount, resulting in a purchase price of $300,000.

The loan amount is equal to $400,000 with a 25% original issue discount. The note bears interest at ten percent (10%) per annum, payable monthly, with a non-amortizing two (2) month term. Interest is calculated on a 360-day year basis. The loan balance, including any accrued interest, is due in full 60 days after funding, with optional prepayment allowed without penalty. Default interest accrues at 18% per annum. The Company must make mandatory prepayments from (i) the first and any subsequent revenue collections from the sale of any products or services and (ii) the proceeds of any assets that are sold outside the ordinary course of business, until the loan is fully repaid.

Additionally, the Company agreed to issue a non-refundable commitment fee of 500,000 shares (the “Commitment Fee”) of its Class A Common Stock, par value $0.0001 (“Common Stock”) pursuant to the Note and Security Agreement.

To secure the loan, the Company granted Hollywood a first-priority security interest in all inventories, accounts, environmental attributes, deposit and securities accounts, equipment, chattel paper, and proceeds. The security interest granted only covers assets of XCF Global, Inc. and does not extend to the assets held by any subsidiaries of the Company. In addition, the Company must reserve 5,000,000 shares of authorized but unissued Common Stock as Penalty of Default Shares, (the “Default Shares”) to be issued to Hollywood immediately upon any Event of Default (as defined in the Note and Security Agreement). The secured loan is the sole responsibility of XCF Global, Inc. and is not guaranteed by any of the Company’s subsidiaries

The foregoing description of the Note and Security Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Warrant Purchase Agreement

On July 17, 2026, XCF the Company, entered into a warrant purchase agreement (the “Warrant Purchase Agreement”) with GL PART SPV II, LLC (the “Investor”), pursuant to which, among other things, the Company agreed to issue and sell to the Investor and the Investor agreed to purchase from the Company in a private placement a Common Stock purchase warrant (the “Initial Warrant”) to purchase up to 6,891,798 shares of Common Stock, at an exercise price of $2.50 per share, subject to adjustment in accordance with the terms of the Initial Warrant. The Investor is to pay $1,000,000 for the Initial Warrant, which is equal to $0.1451 per share of Common Stock underlying the Initial Warrant (the “Per Warrant Share Purchase Price”). Subject to the satisfaction or waiver of the closing conditions set forth in the Warrant Purchase Agreement, the closing of the sale of the Initial Warrant (the “Initial Closing”) is to occur to occur on July 31, 2026, or such other date as may be agreed by the Company and the Investor.

The Warrant Purchase Agreement also provides that, at the Investor’s sole discretion, the Investor may purchase from the Company up to an additional $99.0 million of Common Stock purchase warrants (each, an “Additional Warrant” and, collectively, the “Additional Warrants”, and together with Initial Warrants, the “Warrants”), with terms substantially identical to the Initial Warrant. The Additional Warrants may be purchased on July 31, 2026, August 31, 2026, September 30, 2026, October 30, 2026, November 30, 2026, December 31, 2026, or such other dates prior to December 31, 2026 as may be mutually agreed upon by the Company and the Investor. The price to be paid for the Additional Warrants will be based on a formula set forth in the Warrant Purchase Agreement, which takes into account the Black-Scholes value of each Warrant. The Warrant Purchase Agreement provides that (i) the aggregate number of shares of Common Stock issuable upon exercise of the Warrants issued under the Warrant Purchase Agreement may not exceed 50,000,000 shares and (ii) the Per Warrant Share Purchase Price for the Additional Warrants may not be less than $0.10.

The Investor is controlled by Majique Ladnier, who is the largest beneficial owner of the Common Stock.

The Warrant Purchase Agreement contains customary representations and warranties, and the sale of the Warrants is subject to customary closing conditions.

The exercise price of the Warrants and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustments for stock splits, combinations, stock dividends or similar events. The Warrants may be exercised for cash or on a cashless basis.

The foregoing descriptions of the Warrant Purchase Agreement and the Warrants are summaries only, do not purport to be complete, and are qualified in their entirety by the full terms and conditions of the Warrant Purchase Agreement and the Warrants. The Warrant Purchase Agreement and the Form of Warrant are filed as Exhibits 10.2 and 4.1, respectively, to this Current Report and are incorporated herein by reference.

Registration Rights Agreement

Pursuant to the terms of the Warrant Purchase Agreement, the Company and the Investor have agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) at the Initial Closing, pursuant to which, among other things, the Company will agree to (i) file a shelf registration statement (the “Registration Statement”) providing for the registration of the resale of the Warrants and the shares of Common Stock underlying the Warrants (collectively, the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”) on or before December 4, 2026 (the “Filing Deadline”), unless the Investor notifies the Company prior to November 30, 2026 that it may purchase one or more Additional Warrants after November 30, 2026 and before December 31, 2026, in which case the Filing Deadline shall be January 5, 2027, (ii) use its reasonable best efforts to cause the Registration Statement to be declared effective after its filing at the earliest possible date, but no later than the earlier of (a) the 120th calendar day following the initial filing date of the Registration Statement if the Securities and Exchange Commission (“SEC”) notifies the Company that it will “review” the Registration Statement and (b) the fifth Business Day after the date the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, and (iii) maintain the effectiveness of the Registration Statement until the earlier of: the (a) date on which the Investor shall have resold all the Registrable Securities covered thereby; (b) the date on which the Registrable Securities may be resold by the Investor without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 under the Securities Act (“Rule 144”), without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or any other rule of similar effect; (c) the date on which all legends restricting transfer of the Registrable Securities under the Securities Act have been removed from the Registrable Securities.

The foregoing description of the Registration Rights Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by the full terms and conditions of the Registration Rights Agreement. The form of Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Securities Purchase Agreement

On July 20, 2026, the Company entered into a Securities Purchase Agreement with Lombard Street Partners, LLC, pursuant to which the Company sold 6,666,667 shares of its Common Stock to Lombard Street Partners, LLC for an aggregate amount of $1,000,000.05. The Company agreed to issue one half of such shares promptly after the execution of such agreement and the remainder of such shares on July 24, 2026. The purchase price also is being paid in two installments, with one half paid on July 22, 2026 and the remainder paid on July 24, 2026.

The Company agreed to file a registration statement with the Securities and Exchange Commission registering the resale of such shares within two weeks following the effective date of its Form S-4 registration statement related to its proposed business combination among the Company, Southern Energy Renewables, Inc. and DevvStream Corp.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by reference. The Company issued all of such securities in reliance upon exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and/or Rule 506(b) of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Form of Warrant
10.1	Senior Secured 25% Original Issue Discount Promissory Note and Security Agreement, dated July 16, 2026, by and between the Company and Hollywood.
10.2	Warrant Purchase Agreement, dated as of July 17, 2026, by and between the Company and GL PART SPV II, LLC
10.3	Form of Registration Rights Agreement by and between the Company and GL PART SPV II, LLC.
10.4	Securities Purchase Agreement between the Company and Lombard Street Partners, LLC dated July 20, 2026.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2026
XCF GLOBAL, INC.

	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer